Exhibit 99.26

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 November, 2000
           Series 2000-13, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of October 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                8.535266
                                                       -----------------------
     Weighted average maturity                                         331.03
                                                       -----------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                   Principal
             Principal Per      Prepayments Per  Interest Per
   Class      Certificate         Certificate     Certificate     Payout Rate
   -----      -----------         -----------     -----------     -----------
     IPO  $      1.01782694     $   0.10200920  $    0.00000000   %0.00000000
     IIPO $      7.39294940     $   3.63895268  $    0.00000000   %0.00000000
     A1   $     28.55860054     $  27.74800758  $    6.25000000   %7.50000000
     A2   $      0.00000000     $   0.00000000  $    6.25000000   %7.50000000
     A3   $      0.00000000     $   0.00000000  $    6.25000000   %7.50000000
     A5   $      0.00000000     $   0.00000000  $    6.00000000   %7.20000000
     A4   $      0.00000000     $   0.00000000  $    0.05000000   %0.06000000
     A6   $      0.00000000     $   0.00000000  $    6.26666667   %7.52000000
     A7   $      0.00000000     $   0.00000000  $    1.23333333   %1.48000000
     A8   $      0.00000000     $   0.00000000  $    6.25000000   %7.50000000
     IIA  $     17.09768548     $  14.05722100  $    6.04166670   %7.25000004
     IS   $      0.00000000     $   0.00000000  $    0.71879242   %0.86255090
     IIS  $      0.00000000     $   0.00000000  $    0.66151187   %0.79381425
     IR   $   1000.00000000     $ 971.60000000  $    6.20000000   %7.44000000
     IRL  $   1000.00000000     $ 971.60000000  $    6.20000000   %7.44000000
     M    $      0.93294850     $   0.93294850  $    6.22176953   %7.46612343
     B1   $      0.93294795     $   0.93294795  $    6.22176927   %7.46612312
     B2   $      0.93294702     $   0.93294702  $    6.22176916   %7.46612299
     B3   $      0.93294833     $   0.93294833  $    6.22176900   %7.46612280
     B4   $      0.93294468     $   0.93294468  $    6.22177021   %7.46612426
     B5   $      0.93295037     $   0.93295037  $    6.22176661   %7.46611993

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                        Accrual Amount
   Class
     A2                $       28,781.85
     A3                $       68,750.00

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       31,386.44
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  460,683,308.17
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:               1,579
                                                                 ---------------
        3.
      Beginning Aggregate Class  Ending Aggregate        Ending
        Certificate Principal   Class Certificate  Single Certificate
Class          Balance          Principal Balance        Balance         Cusip
-----          -------          -----------------        -------         -----
IPO   $             613,670.14  $      613,045.53  $           998.98  GE0013IPO
IIPO  $             505,458.62  $      501,721.79  $           992.61  G0013IIPO
A1    $         292,163,000.00  $  283,819,233.59  $           971.44  36157NMN1
A2    $           4,605,096.00  $    4,633,877.85  $         1,006.25  36157NMP6
A3    $          11,000,000.00  $   11,068,750.00  $         1,006.25  36157NMQ4
A5    $          34,500,000.00  $   34,500,000.00  $         1,000.00  36157NMS0
A4    $          34,500,000.00  $   34,500,000.00  $         1,000.00  36157NMR2
A6    $           5,520,000.00  $    5,520,000.00  $         1,000.00  36157NMT8
A7    $           5,520,000.00  $    5,520,000.00  $         1,000.00  36157NMU5
A8    $          40,630,000.00  $   40,630,000.00  $         1,000.00  36157NMV3
IIA   $          60,474,862.00  $   59,440,881.83  $           982.90  36157NMY7
IS    $         395,332,814.20  $  387,086,035.14  $           979.14  GEC0013IS
IIS   $          55,764,139.08  $   55,140,596.54  $           988.82  GE0013IIS
IR    $                  50.00  $            0.00  $             0.00  36157NMW1
IRL   $                  50.00  $            0.00  $             0.00  36157NMX9
M     $           9,398,000.00  $    9,389,232.15  $           999.07  36157NMZ4
B1    $           3,996,000.00  $    3,992,271.94  $           999.07  36157NNA8
B2    $           2,114,000.00  $    2,112,027.75  $           999.07  36157NNB6
B3    $           1,645,000.00  $    1,643,465.30  $           999.07  36157NND2
B4    $           1,175,000.00  $    1,173,903.79  $           999.07  36157NNE0
B5    $           1,646,432.70  $    1,644,896.66  $           999.07  36157NNF7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            10       Principal Balance     $    2,938,397.77
                               --------                            -------------
        2.   60-89 days
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        3.   90 days or more
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        4.   In Foreclosure
             Number            0        Principal Balance     $            0.00
                               --------                            -------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                       Certificate Interest
                  Class                       Rates
                  -----                       -----
                   A6              %              7.52000000
                   A7              %              1.48000000
                    M              %              7.46612343
                   B1              %              7.46612312
                   B2              %              7.46612299
                   B3              %              7.46612280
                   B4              %              7.46612426
                   B5              %              7.46611993

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    9,399,732.38
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      362,948.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    9,399,732.38
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                     -----------


G.
                                               Rounding Amount
           Opening           Reimbursement       (Withdrawl)       Closing
Class      Balance               Amount                            Balance
-----      -------               ------                            -------
A5     $         999.99  $            0.00  $             0.00   $        999.99

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.